Exhibit 99.1

Cycurion, Inc. Announces Scheduled Nasdaq Listing Hearing and Reaffirms Commitment to Maintaining Nasdaq Listing
July 22, 2026
MCLEAN, Va., July 22, 2026 (GLOBE NEWSWIRE) -- Cycurion, Inc. (NASDAQ: CYCU) (“Cycurion” or the “Company”), a leading AI-driven, tech-enabled cybersecurity solutions provider, today announced that, as planned and previously disclosed, it requested a hearing before the Nasdaq Hearings Panel (the “Panel”) to appeal the delisting determination the Company received on July 10, 2026, relating to the minimum bid price requirement under Nasdaq Listing Rule 5550(a)(1). The hearing has been scheduled and is expected to take place in August 2026.
The Company’s hearing request has stayed any suspension or delisting action pending the hearing and the expiration of any extension period that may be granted by the Panel following the hearing. Accordingly, the Company’s common stock is expected to continue to trade on The Nasdaq Capital Market under the symbol “CYCU” at least through that period.
At the hearing, the Company intends to present its plan to regain and maintain compliance with the applicable Nasdaq listing standards.
Cycurion continues to advance its core business operations while working through the Nasdaq hearings process.
About Cycurion, Inc.
Based in McLean, Virginia, Cycurion (NASDAQ: CYCU) is a forward-thinking provider of IT cybersecurity solutions and AI, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI-enhanced ARx platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies LLC, Cloudburst Security LLC, and Cycurion Innovation, Inc., Cycurion serves government, healthcare, and corporate clients committed to securing the digital future. More info: www.cycurion.com.
Forward-Looking Statements
This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s business.
Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Such statements include, but are not limited to, the Company's appeal of Nasdaq's delisting determination; the outcome of the Company’s hearing before the Nasdaq Hearings Panel; the Company’s ability to regain and maintain compliance with Nasdaq’s continued listing requirements; the acceleration of the Company’s inorganic growth strategy through potential acquisitions and strategic transactions; the continued execution of the Company’s contracted backlog; and other statements that are not historical facts, including statements which may be accompanied by words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Cycurion and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the outcomes of the Company’s investigations, any potential legal proceedings, or the future performance of the Company’s stock. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed by Cycurion with the U.S. Securities and Exchange Commission. Cycurion anticipates that subsequent events and developments may cause its plans, intentions, and expectations to change. Cycurion assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Cycurion’s plans and expectations as of any subsequent date.

Cycurion Investor Relations:
(888) 341-6680
investors@cycurion.com

Cycurion Media Relations:
(888) 341-6680
media@cycurion.com
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